Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Honeytree U.S. Equity ETF (BEEZ)
(the “Fund”)
a series of EA Series Trust
Listed on The NASDAQ Stock Market®
November 27, 2024
Supplement to the Summary Prospectus dated November 6, 2023, and the Prospectus dated November 1, 2023

IMPORTANT NOTICE REGARDING CHANGE IN THE FUND’S INVESTMENT POLICY EFFECTIVE ON JANUARY 31, 2025, AS DESCRIBED BELOW
Non-Fundamental Investment Policy Change – Important Notice Regarding Change in Investment Policy
Effective January 31, 2025, the Fund’s current non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets in the investments suggested by the Fund’s name adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 will be changed and replaced in its entirety with the New 80% Investment Policy as set forth below.

Current 80% Investment Policy	New 80% Investment Policy
The Fund seeks to achieve its investment objective by investing at least 80% of the Fund’s net assets, plus borrowings for investment purposes in a concentrated portfolio of large-cap and mid-cap U.S. listed equity stocks.
Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of U.S. companies. The Sub-Adviser defines U.S. companies as companies whose securities are traded principally in the United States or that have their principal place of business in the United States.

If you have any questions, please call (215) 330-4476.
Please retain this Supplement for future reference.